Supplement Dated January 2, 2026
To The Prospectuses Dated April 28, 2025 For

JACKSON MARKET LINK PRO®, JACKSON MARKET LINK PRO® ADVISORY,
JACKSON MARKET LINK PRO® II, JACKSON MARKET LINK PRO® ADVISORY II,
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company®

JACKSON MARKET LINK PRO® II and JACKSON MARKET LINK PRO® ADVISORY II
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York®

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. For Jackson of NY contracts, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective January 1, 2026, the current Fixed Account Minimum Interest Rate is now equal to 2.40%. To reflect this change, the Prospectus has been revised as follows:
➢ In the section titled Fixed Account, references to the Fixed Account Minimum Interest Rate are revised to 2.40%.
➢ In Appendix A: Investment Options Available Under the Contract, all references to the Minimum Guaranteed Interest Rate for all Fixed Account Options are revised to 2.40%.
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(To be used with JMR24800 04/25, JMR24801 04/25, RPR00001 04/25, RPR00002 04/25, RPR00003NY 04/25, and RPR00004NY 04/25)

RPS00136 01/26